Income Taxes	6 Months Ended
Jun. 30, 2024
Income Taxes [Abstract]
INCOME TAXES

10. INCOME TAXES

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain.

Singapore

TOYO SinCo is subject to corporate income tax for its business operation in Singapore. Tax on corporate income is imposed at a flat rate of 17%.

China

TOYO China is subject to PRC Corporate Income Tax (“CIT”) on the taxable income in accordance with the relevant PRC income tax laws. Effective from January 1, 2008, the PRC’s statutory, Enterprise Income Tax (“EIT”) rate is 25%.

Vietnam

TOYO Solar is subject to Vietnam Enterprise Income Tax (“EIT”) on the taxable income in accordance with the relevant Vietnam income tax laws. The Vietnam’s statutory, Enterprise Income Tax (“EIT”) rate is 20%.

Qualified as a High and New Technology Enterprise, the Company received the preferential tax treatments since its inception, and is exempt from income taxes for the first two years since the year ended December 31, 2023 when Company generated taxable income through year 2024. The Company is entitled to a preferential income tax rate of 10% for four years ended December 31, 2025 through 2028.

For the six month ended June 30, 2024 and 2023, the Company did not incur any current or deferred income tax expenses.

Uncertain tax positions

The Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. For the six months ended June 30, 2024 and 2023, the Company had no unrecognized tax benefits. The Company does not believe that its uncertain tax position will materially change over the next twelve months.